                                                                  EXHIBIT 4.4(d)

                         GUARANTOR ASSUMPTION AGREEMENT


                                         May 11, 1999


Reference is hereby made to the Registration Rights Agreement, dated May 11, 1999 (the "Agreement"), between Healthtrust, Inc.The Hospital Company ("Healthtrust") and the Initial Purchasers named therein and the LifePoint Assumption Agreement, dated May 11, 1999, between Healthtrust and LifePoint Hospitals, Inc. ("LifePoint") and the Holdings Assumption Agreement, dated May 11, 1999, between LifePoint and LifePoint Hospitals Holdings, Inc. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement.

Each of the undersigned parties hereby unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe as a "Guarantor" each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of the "Guarantors" under the Agreement.

Each of the undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action as any other undersigned party or the Representative reasonably require to effect the purpose of this Guarantor Assumption Agreement.

This Guarantor Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              AMERICA GROUP OFFICES, LLC

                              BY: LIFEPOINT CORPORATE SERVICES, LIMITED
                                  PARTNERSHIP

                              BY: GENERAL PARTNER:

                              LIFEPOINT CSGP, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              AMERICA MANAGEMENT
                                COMPANIES, LLC

                              BY: LIFEPOINT CORPORATE SERVICES, LIMITED
                                  PARTNERSHIP

                              BY: GENERAL PARTNER:

                              LIFEPOINT CSGP, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              AMG - CROCKETT, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              AMG - HILCREST, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              AMG - HILLSIDE, LLC

                              BY: LIFEPOINT MEDICAL GROUP  HILLSIDE, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              AMG - LIVINGSTON, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              AMG - LOGAN, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                  ------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              AMG - SOUTHERN TENNESSEE, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              AMG - TRINITY, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC

                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              ASHLEY VALLEY MEDICAL CENTER, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              ASHLEY VALLEY PHYSICIAN PRACTICE, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              BARROW MEDICAL CENTER, LLC

                              BY: LIFEPOINT OF GEORGIA,
                                  LIMITED PARTNERSHIP

                              BY: GENERAL PARTNER:

                              LIFEPOINT OF GAGP, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              BARTOW HEALTHCARE PARTNER, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              BARTOW HEALTHCARE SYSTEM, LTD.

                              BY: GENERAL PARTNER:

                              BARTOW HEALTHCARE PARTNER, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              BOURBON COMMUNITY HOSPITAL, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              BUFFALO TRACE RADIATION ONCOLOGY
                                 ASSOCIATES, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              CASTLEVIEW HOSPITAL, LLC

                              BY: CASTLEVIEW MEDICAL, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              CASTLEVIEW MEDICAL, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              CASTLEVIEW PHYSICIAN PRACTICE, LLC

                              BY: CASTLEVIEW MEDICAL, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              COMMUNITY HOSPITAL OF ANDALUSIA, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              COMMUNITY MEDICAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              CROCKETT HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              DODGE CITY HEALTHCARE GROUP, LP

                              BY: GENERAL PARTNER:

                              DODGE CITY HEALTHCARE PARTNER, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              DODGE CITY HEALTHCARE PARTNER, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              GEORGETOWN COMMUNITY HOSPITAL, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              GEORGETOWN REHABILITATION, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HALSTEAD HOSPITAL, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HCK LOGAN MEMORIAL, LLC

                              By: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HDP ANDALUSIA, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              HDP GEORGETOWN, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HILLSIDE HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HST PHYSICIAN PRACTICE, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HTI GEORGETOWN, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              HTI PINELAKE, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              INTEGRATED PHYSICIAN SERVICES, LLC

                              BY: LIFEPOINT OF GEORGIA,
                                  LIMITED PARTNERSHIP

                              BY: GENERAL PARTNER:

                              LIFEPOINT OF GAGP, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              KANSAS HEALTHCARE MANAGEMENT COMPANY, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              KENTUCKY HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              KENTUCKY MEDSERVE, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              KENTUCKY MSO, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              KENTUCKY PHYSICIANS SERVICES, INC.



                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LAKE CUMBERLAND HEALTH CARE, INC.



                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LAKE CUMBERLAND REGIONAL HOSPITAL, LLC

                              BY: LAKE CUMBERLAND HEALTH CARE, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT CSGP, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President



                              LIFEPOINT CSLP, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              LIFEPOINT CORPORATE SERVICES, LIMITED
                                 PARTNERSHIP

                              BY: GENERAL PARTNER:

                              LIFEPOINT CSGP, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT HOLDINGS 2, INC.

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT HOLDINGS 3, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT MEDICAL GROUP - HILLSIDE, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT OF GEORGIA, LIMITED
                                 PARTNERSHIP

                              BY: GENERAL PARTNER:

                              LIFEPOINT OF GAGP, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              LIFEPOINT OF GAGP, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT OF KENTUCKY, LLC

                              BY: LIFEPOINT HOLDINGS 3, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIFEPOINT RC, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LIVINGSTON REGIONAL HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LOGAN MEDICAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC

                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              LOGAN MEMORIAL HOSPITAL, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              LOSCO, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              MEADOWVIEW PHYSICIAN PRACTICE, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              MEADOWVIEW REGIONAL MEDICAL CENTER, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              MEADOWVIEW RIGHTS, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              PINELAKE PHYSICIAN PRACTICE, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              PINELAKE REGIONAL HOSPITAL, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              POITRAS PRACTICE, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              R. KENDALL BROWN PRACTICE, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              RIVERTON MEMORIAL HOSPITAL, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              RIVERTON PHYSICIAN PRACTICES, LLC

                              BY: LIFEPOINT HOSPITALS HOLDINGS, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              RIVERVIEW MEDICAL CENTER, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              SELECT HEALTHCARE, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              SILETCHNIK PRACTICE, LLC

                              BY: LIFEPOINT OF KENTUCKY, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              SMITH COUNTY MEMORIAL HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              SOUTHERN TENNESSEE EMS, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              SOUTHERN TENNESSEE MEDICAL CENTER, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              SPRINGHILL MEDICAL CENTER, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              SPRINGHILL MOB, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              THM PHYSICIAN PRACTICE, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President

                              TRINITY HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 2, LLC


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President


                              WESTERN PLAINS REGIONAL HOSPITAL, LLC

                              BY: LIFEPOINT HOLDINGS 3, INC.


                              By:  /s/  William F. Carpenter III
                                 -------------------------------
                                 Name:  William F. Carpenter III
                                 Title:  Senior Vice President